UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

C1 Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-283139	99-4570832
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Hamilton Avenue, Third Floor

Palo Alto, CA 94301

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 374-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.00001	CFND	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm.

On March 16, 2026, the audit committee (the “Audit Committee”) of the Board of Directors of C1 Fund Inc. (the “Company”) approved the dismissal of BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm effective as of March 16, 2026.

BDO’s report on the Company’s consolidated financial statements for the interim period from August 16, 2024 to June 30, 2025, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Since incorporation on August 16, 2024, to present, there were no (i) “disagreements,” as such term is described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, and the related instructions thereto (“Regulation S-K”), with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) or reportable event(s), if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement(s) or reportable event(s) in connection with its report on the Company’s consolidated financial statements for the relevant year, or (ii) “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided BDO with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Current Report”) prior to the time this Current Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that BDO furnish a letter addressed to the SEC stating whether or not it agrees with the statements made in this Current Report. The Company will file such a letter in a Current Report on Form 8-K/A when BDO provides a copy of such a letter to the Company.

(b)	Engagement of New Independent Registered Public Accounting Firm

On March 17, 2026, the Company engaged CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm effective immediately, including for the purpose of the Company’s audit for the fiscal year ending December 31, 2025, as determined by the Company’s Audit Committee, which comprises all of the independent members of, and a majority of, the Company’s Board of Directors.

Since the Company’s incorporation, neither the Company nor any person on its behalf consulted with CBIZ with respect to either (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that CBIZ concluded was an important factor in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are described in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 20, 2026	C1 Fund Inc.

	By:	/s/ David Hytha
David Hytha
Secretary, Treasurer and Chief Financial and Accounting Officer